                                                                   EXHIBIT 10.23




                          FINANCIAL ADVISORY AGREEMENT

         THIS FINANCIAL ADVISORY AGREEMENT (this "Agreement") is made and entered into as of October 27, 1995, among Hedstrom Holdings, Inc. ("Holdings"), a Delaware corporation, Hedstrom Corporation (the "Company"), a Delaware corporation, and HM2/Management Partners, L.P., a Delaware limited partnership (together with its successors, "HM2").

         WHEREAS, Hicks, Muse, Tate & Furst Equity Fund II, L.P. ("HMTF") has acquired substantially all of the common stock of Holdings pursuant to a Stock Purchase Agreement dated October __, 1995, among HMTF, Holdings and the other parties thereto (the "Acquisition");

         WHEREAS, Holdings and the Company have requested that HM2 render, and HM2 has rendered, financial advisory services to them in connection with the negotiation of the Acquisition and the debt and equity financing transactions related thereto (collectively with the Acquisition, the "Transaction"); and

         WHEREAS, Holdings and the Company have requested that HM2 render financial advisory, investment banking, and other similar services to them with respect to any future proposals for a tender offer, acquisition, sale, merger, exchange offer, recapitalization, restructuring, or other similar transaction directly or indirectly involving Holdings, the Company, or any of their respective subsidiaries, and any other person or entity (collectively, "Add-on Transactions");

         NOW, THEREFORE, in consideration of the services rendered and to be rendered by HM2 to Holdings and the Company, and to evidence the obligations of Holdings and the Company to HM2 and the mutual covenants herein contained, Holdings and the Company hereby jointly and severally agree as follows:

         1.      Retention.

                 (a) Holdings and the Company hereby acknowledge that they have retained HM2, and HM2 acknowledges that it has acted, as financial advisor to Holdings and the Company in connection with the Transaction.

                 (b) Each of Holdings and the Company acknowledges that it has retained HM2 as its exclusive financial advisor in connection with any Add-on Transactions that may be consummated during the term of this Agreement, and that Holdings and the
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Company will not retain any other person or entity to provide such services in connection with any such Add-on Transaction without the prior written consent of HM2. HM2 agrees that it shall provide such financial advisory, investment banking, and other similar services in connection with any such Add-on Transaction as may be requested from time to time by the board of directors of Holdings.

         2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the date on which HMTF is dissolved, liquidated, and wound up (the "Primary Term"), and shall continue on a year to year basis thereafter unless terminated by Holdings and the Company or HM2 by written notice delivered to the other parties on or before the 30th day prior to the expiration of the Primary Term or prior to the expiration of any subsequent yearly term.

         3.      Compensation.

                 (a) As compensation for HM2's services as financial advisor to Holdings and the Company in connection with the Transaction, the Company hereby irrevocably agrees to pay to HM2 (i) a cash fee of $1,175,000 to be paid at the closing of the Transaction and (ii) a cash fee in the amount of 1.5% of the principal amount actually earned on the promissory notes (Series A and B), dated as the date hereof made by the Company to the several payees parties thereto, to be paid as of the date of the determination of the earned principal amounts thereon. The parties hereto agree that the compensation due pursuant to this Section 3(a) shall be allocated among the segments of the financing for the Transaction in proportion to the dollar amount of each such segment.

                 (b) As compensation for HM2's financial advisory, investment banking, and other similar services rendered in connection with any Add-on Transaction pursuant to Section 1(b) hereof, the Company shall pay to HM2, at the closing of any such Add-on Transaction, a cash fee in the amount of 1.5% of the Transaction Value of such Add-on Transaction. As used herein, the term "Transaction Value" means the total value of the Add-on Transaction, including, without limitation, the aggregate amount of the funds required to complete the Add-on Transaction (excluding any fees payable pursuant to this Section 3(b)) including the amount of any indebtedness, preferred stock or similar items assumed (or remaining outstanding).

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, Holdings and





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the Company agree to reimburse HM2, promptly following demand therefor, together with invoices or reasonably detailed descriptions thereof, for all reasonable disbursements and out-of-pocket expenses (including fees and disbursements of counsel) incurred by HM2 (i) as financial advisor to Holdings and the Company in connection with the Transaction or (ii) in connection with the performance by it of the services contemplated by Section 1(b) hereof.

         5. Indemnification. Holdings and the Company hereby jointly and severally agree to indemnify HM2, its affiliates, and certain other indemnitees as provided in that certain letter agreement dated of even date herewith by and among Holdings, the Company, and HM2 (a copy of which is attached hereto as Exhibit A). The indemnity provisions contained in such letter agreement shall remain operative and in full force and effect notwithstanding termination of this Agreement.

         6. Confidential Information. In connection with the performance of the services hereunder, HM2 agree not to divulge any confidential information, secret processes or trade secrets disclosed by Holdings or the Company to it solely in its capacity as a financial advisor, unless Holdings and the Company consents to the divulging thereof or such information, secret processes, or trade secrets are publicly available or otherwise available to HM2 without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HM2 to Thomas O. Hicks, John R. Muse, Charles W. Tate and/or Jack D. Furst or to any entity controlled by any one or more of Thomas O. Hicks, John R. Muse, Charles
W. Tate and/or Jack D. Furst) by any of the parties without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart





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shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Other Understandings. All discussions, understandings, and agreements theretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        HM2/MANAGEMENT PARTNERS, L.P.

                                        By:  HICKS, MUSE & CO. PARTNERS,
L.P., its General Partner

                                         By:  HM PARTNERS INC., its General
                                              Partner


                                          By: /s/ ALAN B. MENKES
                                              ----------------------------------
                                              Alan B. Menkes
                                              Vice President


                                        HEDSTROM HOLDINGS, INC.



                                        By: /s/ ARNOLD E. DITRI
                                           -------------------------------------
                                        Name: Arnold E. Ditri
                                             -----------------------------------
                                        Title: Chairman & President
                                              ----------------------------------

                                        HEDSTROM CORPORATION



                                        By: /s/ ARNOLD E. DITRI
                                           -------------------------------------
                                        Name: Arnold E. Ditri
                                             -----------------------------------
                                        Title: Chairman & President
                                              ----------------------------------

                                   Exhibit A


                                October 27, 1995



HM2/Management Partners, L.P.
200 Crescent Court, Suite 1600
Dallas, Texas  75201


                 In connection with the engagement (herein so called) of HM2/Management Partners, L.P. ("HM2") pursuant to the Financial Advisory Agreement, dated as of October 27, 1995, by and among HM2, Hedstrom Holdings, Inc. ("Holdings") and Hedstrom Corporation (the "Company"), Holdings and the Company jointly and severally will indemnify and hold harmless each of HM2, its affiliates, and their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), if any, agents and employees of HM2 or any of its affiliates (HM2, its affiliates, and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by Holdings and/or the Company or (ii) actions taken or omitted to be taken by an Indemnified Person with Holdings' or the Company's consent or in conformity with Holdings' or the Company's instructions or Holdings' or the Company's actions or omissions or (B) are otherwise related to or arise out of HM2's engagement, and will reimburse each Indemnified Person for all costs and expenses, including fees of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HM2's acting pursuant to the engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. Neither Holdings nor the Company will, however, be responsible for any claims, liabilities, losses, damages, or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HM2's bad faith, gross negligence or willful misconduct. Holdings and





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HM2/Management Partners, L.P.
August 29, 1995
Page 2


the Company also agree that neither HM2 nor any other Indemnified Person shall have any liability to Holdings or the Company for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages, or expenses incurred by Holdings and/or the Company that have resulted primarily from HM2's bad faith, gross negligence or willful misconduct. Holdings and the Company further agree that neither of them will, without the prior written consent of HM2, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnifications may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HM2 and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding.

                 The foregoing right to indemnity shall be in addition to any rights that HM2 and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Holdings and the Company hereby consent to personal jurisdiction and to service and venue in any court in which any claim which is subject to this agreement is brought against HM2 or any other Indemnified Person.

                 It is understood that, in connection with HM2's engagement, HM2 may also be engaged to act for Holdings and/or the Company in one or more additional capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

                 Holdings and the Company further understand that if HM2 is asked to furnish Holdings and/or the Company a financial opinion letter or act for Holdings and/or the Company in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.





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HM2/Management Partners, L.P.
August 29, 1995
Page 3



                 This letter agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof. This letter agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                        Very truly yours,

                                        HEDSTROM HOLDINGS, INC.



                                        By: /s/ ARNOLD E. DITRI
                                           -------------------------------------
                                        Name: Arnold E. Ditri
                                             -----------------------------------
                                        Title: Chairman & President
                                              ----------------------------------


                                        HEDSTROM CORPORATION



                                        By: /s/ ARNOLD E. DITRI
                                           -------------------------------------
                                        Name: Arnold E. Ditri
                                             -----------------------------------
                                        Title: Chairman & President
                                              ----------------------------------


AGREED AND ACCEPTED:

HM2/MANAGEMENT PARTNERS, L.P.

By:   HICKS, MUSE & CO. PARTNERS, L.P.,
      its General Partner

 By:  HM PARTNERS INC.,
      its General Partner


  By: /s/ ALAN B. MENKES
      ----------------------------
      Alan B. Menkes
      Vice President